UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FORUM REAL ESTATE INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FORUM REAL ESTATE INCOME FUND

240 Saint Paul Street, Suite 400

Denver, CO 80206

May 8, 2025

Dear Shareholder,

We are writing to inform you that the Board of Trustees (the “Board”) of Forum Real Estate Income Fund (the “Fund” or “FREIF”) is asking shareholders to vote on important proposals affecting the Fund. The Board believes that the proposals will benefit you as a shareholder. Accordingly, the Board recommends that you consent to approve each of the proposals described below and in the enclosed Proxy Statement.

o	First, the Board has approved, subject to shareholder approval, a proposed non-discretionary sub-advisory agreement (the “New Sub-Advisory Agreement”) between Forum Capital Advisors LLC, the Fund’s adviser (“FCA” or the “Adviser”) and Nuveen Asset Management, LLC (“Nuveen” or the “New Sub-Adviser”). Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), a majority of the Fund’s shareholders must approve the New Sub-Advisory Agreement.

o	Second, shareholders of the Fund are being asked to elect four trustees of the Fund.

The question and answer section that follows briefly discusses the proposals. Detailed information about each of the proposals is contained in the enclosed Proxy Statement.

Your vote is extremely important, no matter how large or small your Fund holdings. By authorizing a proxy to vote your shares promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	At the Special Meeting. You will not be able to physically attend the meeting, but you may attend the meeting virtually and vote over the Internet during the meeting.

The meeting will be conducted over the Internet in a virtual meeting format only on June 20, 2025 at 10:00 a.m., Mountain Time. However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Further information about the above proposals is contained in the enclosed materials, which you should carefully review before you vote. If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Computershare, at (866) 807-3048 .

Thank you for your prompt response and for your continued investment in the Fund.

Sincerely,

/s/ Darren Fisk
Darren Fisk
Chief Executive Officer

FORUM REAL ESTATE INCOME FUND
Important Information for Fund Shareholders

We encourage you to read the full text of the enclosed Proxy Statement, but, for your convenience, we have provided a brief overview of the Proposals.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement because you are a shareholder of the Fund and have the right to vote on important Proposals concerning the Fund.

Q.	What are the Proposals about?

A.	This Proxy Statement presents two proposals.

Proposal 1

The Board is recommending approval of a proposed non-discretionary sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Fund’s adviser, Forum Capital Advisors LLC (“FCA” or the “Adviser”), and Nuveen Asset Management, LLC (“Nuveen” or the “New Sub-Adviser”). Under the terms of the New Sub-Advisory Agreement, Nuveen will provide non-discretionary sub-advisory services to FCA, on behalf of the Fund. The Board believes that the Fund’s shareholders will benefit from Nuveen’s experience and expertise related to real estate debt and equity investments and that Proposal 1 is in the best interest of the Fund and its shareholders.

Proposal 2

You are also being asked to elect four trustees of the Fund. There are currently four members of the Board: Darren Fisk, Brien Biondi, Julie Cooling and Jay Hummel. Each of Mr. Fisk, Mr. Biondi and Ms. Cooling were previously elected by the Fund’s shareholders. Jay Hummel was appointed by the Board as a trustee effective April 29, 2025 to fill a vacancy on the Board, but has not yet been elected by shareholders. The Board believes that each of the trustees brings important expertise to the Board, as set forth in the Proxy Statement.

Q.	Why am I being asked to approve the New Sub-Advisory Agreement?
A.

Janus Henderson Investors US, LLC (“JHI”) has served as the non-discretionary sub-adviser to FCA, on behalf of the Fund, pursuant to a sub-advisory agreement dated August 1, 2022 (the “Prior Sub-Advisory Agreement”). After discussions with the Fund’s Board of Trustees (the “Board”), FCA informed JHI of its decision to terminate the Prior Sub-Advisory Agreement, consistent with its terms, effective May 16, 2025.

As a result of such termination, shareholders are being asked to review and approve the New Sub-Advisory Agreement, which will become effective upon its approval by the Fund’s shareholders. A copy of the form of New Sub-Advisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the New Sub-Advisory Agreement are described below.

At a meeting held on April 28, 2025 (the “April Meeting”), the Board, including a majority of the trustees who are not “interested persons” of the Fund (as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”)) (the “Independent Trustees”), voted to approve, and to recommend that shareholders approve, the New Sub-Advisory Agreement.

Pending shareholder approval of the New Sub-Advisory Agreement, Nuveen will act as the non-discretionary sub-adviser to the Fund pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between FCA and the New Sub-Adviser pursuant to Rule 15a-4 under the Investment Company Act, which was approved by the Board at the April Meeting and will take effect May 15, 2025. The Interim Sub-Advisory Agreement will terminate upon the first to occur of (1) the approval of the New Sub-Advisory Agreement by shareholders or (2) 150 days after the effective date of the Interim Sub-Advisory Agreement, unless sooner terminated by the Board or the New Adviser.

Under the Investment Company Act, a fund’s shareholders must approve any new advisory or sub-advisory agreement for the fund. Because the Prior Sub-Advisory Agreement was terminated, the Fund’s shareholders must approve the New Sub-Advisory Agreement in order for the New Sub-Adviser to continue to serve as non-discretionary investment sub-adviser to the Fund upon the termination of the Interim Sub-Advisory Agreement (which does not require shareholder approval). At the April Meeting, the Board considered and approved the calling of a special meeting of shareholders (“Special Meeting”) and the solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Sub-Advisory Agreement.

Q:	Why does FCA recommend approval of Nuveen as a new non-discretionary sub-adviser?

A:

FCA believes that Nuveen is well-suited to be a long-term sub-adviser to FREIF given Nuveen’s deep expertise in real estate, extensive capabilities in commercial mortgage-backed securities (“CMBS”), broad sub-advisory business, and ability to provide a high level of service to FREIF as FREIF strives towards meaningful growth.

Nuveen has over $1.3 trillion in total assets under management, including $596 billion in fixed income and $400 billion in real estate debt and equity investments globally. In CMBS specifically Nuveen has over $14 billion in assets under management and a dedicated team of seven investment professionals to the CMBS sector specifically. Nuveen also has expertise in acting as a sub-adviser and we believe is able to scale to FREIF’s needs as FREIF continues to grow.

Q.	Will the appointment of a new sub-adviser increase the fees paid by the Fund?
A.	No. There will be no change to the investment advisory fees paid by the Fund. Fees payable to Nuveen will be paid by FCA from its investment advisory fee. The Fund will not pay Nuveen directly.
Q.	Will approval of the New Sub-Advisory Agreement affect the sub-advisory services provided to FCA and the Fund?
A.

FCA believes that the Fund will benefit from Nuveen’s expertise in the CMBS market, as well as its experience acting as a sub-adviser and experienced staff dedicated to both the real estate business and the CMBS market.

Q.	How does the New Sub-Advisory Agreement differ from the Prior Sub-Advisory Agreement?
A.

The terms of the New Sub-Advisory Agreement do not differ materially from the terms of the Prior Sub-Advisory Agreement, except that the fees paid under the New Sub-Advisory Agreement will be lower than those paid under the Prior Sub-Advisory Agreement. Under the Prior Sub-Advisory Agreement, FCA paid fees based on total net assets under management, while under the New Sub-Advisory Agreement it will pay fees based on the portion of the Fund’s assets allocated to Nuveen by FCA. Please see below Proposal 1 Comparison of Prior and New Sub-Advisory Agreements for more information.

Q.	How does Proposal 2 affect the composition of the Board?

A.	Proposal 2 will not change the composition of the Board but will result in all members of the Board being elected by the Fund’s shareholders. The Board will continue to be composed of four trustees, three of whom are Independent Trustees: Brien Biondi, Julie Cooling, and Jay Hummel. Mr. Biondi currently serves as the Lead Independent Trustee. Darren Fisk, the chief executive officer of FCA, serves as an interested trustee and Chairman of the Fund. Messrs. Fisk and Biondi and Ms. Cooling were previously elected by the shareholders of the Fund and, consistent with Section 16(a) of the Investment Company Act and the Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), Mr. Hummel was appointed by the other members of the Board at the April Meeting to fill a vacancy on the Fund’s Board. If shareholders elect the Trustees as proposed, each of the Trustees will have been elected by shareholders, which would provide the Board with the flexibility to fill a vacancy or add an additional Trustee without incurring the cost associated with seeking shareholder approval.

Q.	How long will the Trustees serve on the Board?

A.	Each Trustee may serve on the Board until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed.

Q.	Who will pay for the Proxy Statement, the shareholder solicitation and related legal costs?

A.	The Fund and FCA will share equally in the costs of the proxy solicitation and related legal costs. The Fund estimates that the cost of printing and mailing the Proxy Statement, soliciting shareholder votes and conducting the meeting will be approximately $58,000.

Q.	What will happen if shareholders do not approve the Proposals?

A.	If shareholders holding a majority of the outstanding shares of the Fund do not approve Proposal 1, then Nuveen will continue to provide non-discretionary sub-advisory services to the Fund for up to 150 days after the effective date of the Interim Sub-Advisory Agreement. If the New Sub-Advisory Agreement is not approved by the Fund’s shareholders within that period, the New Sub-Adviser will no longer provide sub-advisory services to the Fund, unless an extension of the Interim Sub-Advisory Agreement is permitted by a rule or interpretive position of the staff of the Securities and Exchange Commission (“SEC”). If Nuveen is no longer able to serve as the sub-adviser to FCA, then FCA, subject to the oversight and approval of the Board, will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, which may include (without limitation) the recommendation of one or more other non-discretionary sub-advisers, subject to approval by Fund shareholders.

Approval of Proposal 2 requires a plurality of votes cast on the matter in favor of each nominee. If Messrs. Fisk and Biondi and Ms. Cooling do not receive a plurality of votes cast on Proposal 2, each will continue to serve as a Trustee based on the prior approval of shareholders of the Fund. If Jay Hummel does not receive a plurality of votes cast on Proposal 2, he will continue to serve as an Independent Trustee of the Fund, but the Trustees may not have the flexibility to fill any future vacancy on the Board without seeking shareholder approval.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that shareholders approve both of the Proposals.
Q:	Do I have to participate in the Shareholder Meeting in order to vote my shares of the Fund?

A:	No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares of the Fund as set forth below.

Q:	What is the deadline for submitting my vote?

A:	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposals. Unless you participate in the Special Meeting to vote, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 10:00a.m., Mountain time, on June 20, 2025.

Q:	How can I vote my Shares?

A:

You may choose from one of the following options, as described in more detail on the enclosed proxy card:

●       By mail, using the enclosed proxy card and return envelope;

●       By telephone, using the toll-free number on the enclosed proxy card;

●       Through the Internet, using the website address on the enclosed proxy card; or

●       By participating in the Special Meeting.

Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.

If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Computershare at (866) 807-3048. Representatives are available Monday through Friday from 7:00 a.m. to 7:00 p.m. Mountain Time.

FORUM REAL ESTATE INCOME FUND

240 Saint Paul Street, Suite 400
Denver, CO 80206

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of Forum Real Estate Income Fund (the “Fund”) will be held over the Internet in a virtual meeting format only on June 20, 2025 at 10:00 a.m., Mountain time. The virtual meeting will be accessible at the following link: www.meetnow.global/MN2QFRN. Shareholders will be asked to vote on the following proposals (the “Proposals”), and any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof:

PROPOSAL ONE: to approve the proposed new non-discretionary sub-advisory agreement (the “New Sub-Advisory Agreement”) between Forum Capital Advisors (“FCA” or the “Adviser”) and Nuveen Asset Management, LLC (“Nuveen” or the “New Sub-Adviser”).

PROPOSAL TWO: to elect Darren Fisk as an interested trustee of the Fund, and Brien Biondi, Julie Cooling and Jay Hummel as independent trustees of the Fund, each for an indefinite term.

The Board unanimously recommends that shareholders cast their vote “FOR” each of the Proposals.

The Special Meeting will be held in a virtual meeting format only. You will not be able to attend the Special Meeting physically, but you may participate over the Internet as described below. However, if it is determined that the Special Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record of the Fund at the close of business on the record date, April 28th, are entitled to receive notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders of all classes of the Fund are entitled to vote on the Proposals. If any other proposals in addition to the Proposals properly come before the Special Meeting or any adjournment or postponement thereof, then the shareholders of the Fund will be asked to vote on each such proposal.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. You may also forward proof of ownership from your intermediary to shareholdermeetings@computershare.com.

The holders of not less than one-third of the Fund’s Shares issued and outstanding and entitled to vote at the Special Meeting, present in person via webcast or represented by proxy, will constitute a quorum at the Special Meeting for the transaction of business. Shares that are present at the Special Meeting, but then abstain, including by reason of so called “broker non-votes,” will be treated as present for purposes of establishing a quorum. However, abstentions and “broker non-votes” on a matter are not treated as votes cast on such matter. A broker non-vote with respect to a matter occurs when a nominee holding shares for a beneficial owner is present at the meeting with respect to such shares, has not received voting instructions from the beneficial owner on the matter in question and does not have, or chooses not to exercise, discretionary authority to vote the shares on such matter.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present at or represented at the Special Meeting by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the Proposals in favor of any such adjournment and will vote those proxies required to be voted AGAINST the Proposals against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

PLEASE NOTE: If it is determined that the Special Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.freif.com. We encourage you to check the website prior to the Special Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Trustees,

/s/ Elizabeth Ryan
Elizabeth Ryan
Secretary

IMPORTANT - WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or voting by other available means) may save the necessity of further solicitations. If you wish to participate in the Special Meeting and vote your shares at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Special Meeting to be held on June 20, 2025. This Proxy Statement is available on the Internet at www.proxy-direct.com.

FORUM REAL ESTATE INCOME FUND

240 Saint Paul Street, Suite 400

Denver, CO 80206

PROXY STATEMENT

May 8, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Forum Real Estate Income Fund (the “Fund”), a Delaware statutory trust, to be exercised at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held over the Internet in a virtual meeting format only on June 20, 2025 at 10:00 a.m., Mountain time, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders. The virtual meeting will be accessible at the following link: www.meetnow.global/MN2QFRN.

Shareholders of record as of the close of business on April 28, 2025 are entitled to receive notice of and to vote over the Internet during the Special Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders will not be able to attend the Special Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.

The cost of preparing, printing, assembling, mailing and distributing this Proxy Statement and related proxy materials, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be shared equally between Forum Capital Advisors LLC (“FCA” or the “Adviser”) and the Fund.

Annual and Semi-Annual Reports. Copies of the Fund’s most recent annual and semi-annual shareholder reports, including financial statements, have previously been provided to shareholders. The Fund will promptly furnish to any shareholder upon request, without charge, a copy of its most recent annual shareholder report and succeeding semi-annual shareholder report. These documents may be obtained by writing to Forum Real Estate Income Fund, 240 Saint Paul Street, Suite 400, Denver, CO 80206, Attn: Investor Relations or by calling toll-free: 888-267-1456 or by emailing investorrelations@forumig.com. The Fund’s annual and semi-annual shareholder reports are also available, free of charge, at www.freif.com.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY STATEMENT FOR THE SPECIAL MEETING TO BE HELD ON JUNE 20, 2025. THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT www.proxy-direct.com.

A proxy card is enclosed with respect to the shares you own in the Fund. If you return a properly executed proxy card, the shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. Each full share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share to a proportionate fractional vote. If you do not expect to participate in the Special Meeting and wish your shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope or vote by telephone or the Internet as described on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by participating in and voting at the Special Meeting.

The following table summarizes the proposals to be voted on at the Special Meeting (the “Proposals”) and indicates those shareholders that are being solicited with respect to the Proposals. The shareholders of the Fund will vote together as a single class on the proposals.

Proposal	Shareholders Solicited
PROPOSAL ONE: to approve a proposed non-discretionary sub-advisory agreement (the “New Sub-Advisory Agreement”) between Forum Capital Advisors LLC (“FCA” or the “Adviser”) and Nuveen Asset Management LLC (“Nuveen”).	All shareholders of the Fund as of the Record Date.
PROPOSAL TWO: to elect Darren Fisk as a trustee of the Fund who is an “interested person” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) and Brien Biondi, Julie Cooling and Jay Hummel as trustees who are not interested persons of the Fund (the “Independent Trustees”), each for an indefinite term.	All shareholders of the Fund as of the Record Date.

Proposal 1:
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT
WITH NUVEEN

The Fund’s Board unanimously recommends that shareholders cast their vote “FOR” the approval of the New Sub-Advisory Agreement between FCA and Nuveen.

Introduction

Janus Henderson Investors US, LLC (“JHI”) has served as the non-discretionary sub-adviser to FCA, on behalf of the Fund, pursuant to a sub-advisory agreement dated August 1, 2022 (the “Prior Sub-Advisory Agreement”). Pursuant to Section 15(a)(3) of the Investment Company Act and after discussions with the Fund’s Board of Trustees (the “Board”), on March 18, 2025 FCA informed JHI of its decision to terminate the Prior Sub-Advisory Agreement, consistent with its terms, effective on or before May 16, 2025. As a result of such termination, shareholders are being asked to approve the New Sub-Advisory Agreement, which will become effective upon its approval by the Fund’s shareholders. A copy of the form of New Sub-Advisory Agreement is included as Exhibit A to this Proxy Statement.

At a meeting of the Board held on April 28, 2025 (the “April Meeting”), the Board, including a majority of the Independent Trustees acting separately and with the advice of independent counsel, voted to approve, and to recommend that shareholders approve, the New Sub-Advisory Agreement. Under the terms of the New Sub-Advisory Agreement, Nuveen will provide FCA with certain non-discretionary sub-advisory services related to the Fund’s investments in certain real estate securities and debt instruments.

Pending shareholder approval of the New Sub-Advisory Agreement, Nuveen will act as the non-discretionary sub-adviser to the Fund under the terms of an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between FCA and the New Sub-Adviser pursuant to Rule 15a-4 under the Investment Company Act. The Interim Sub-Advisory Agreement was approved by the Board at the April Meeting and will take effect May 15, 2025. The Interim Sub-Advisory Agreement will terminate upon the first to occur of the approval of the New Sub-Advisory Agreement by shareholders or 150 days after the effective date of the Interim Sub-Advisory Agreement, unless sooner terminated by the Board or the New Sub-Adviser.

The New Sub-Advisory Agreement

Summary of the New Sub-Advisory Agreement. Under the terms of the New Sub-Advisory Agreement, Nuveen will make recommendations for the investment and reinvestment of the portion of securities and other assets of the Fund allocated to it by the Adviser (“Allocated Assets”), in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (the “SAI”), and subject to the direction and control of the Adviser and the oversight of the Board. Nuveen will not have the power to effect transactions on behalf of the Adviser or the Fund without the consent of the Adviser or have investment discretion or custody or control with respect to the Allocated Assets. Notwithstanding the generality of the foregoing, Nuveen shall, with respect to the Allocated Assets: (i) obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; and (ii) make purchase and sale recommendations to the Adviser regarding the Allocated Assets in a manner consistent with the prospectus, the SAI and other applicable guidelines, including any authorizations required by the Fund’s Investment Committee.

Pursuant to the New Sub-Advisory Agreement, Nuveen will receive a fee accrued daily and payable monthly in arrears, beginning at a maximum annual rate of 0.35% of the Fund’s average daily Allocated Assets, with breakpoints for eligible Allocated Assets above $250 million. The overall fee schedule is as follows:

Allocated Assets Breakpoint Level	Annual Sub-Adviser Fee Rate
First $250,000,000	0.35%
Next $250,000,000	0.30%
Over $500,000,000	0.25%

Under the New Sub-Advisory Agreement, the Fund will not pay Nuveen directly; all fees paid to Nuveen will be paid by FCA out of the fees paid to FCA under the terms of the Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) by and between FCA and the Fund dated August 1, 2022. Accordingly, the sub-advisory fees payable to Nuveen will not affect the Fund’s expenses.

The New Sub-Advisory Agreement, if approved by shareholders, will be effective for a two-year period from the date of such approval, and will be renewed thereafter for successive periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. Under its terms, the New Sub-Advisory Agreement may be terminated at any time (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser in each case, upon 60 days’ written notice to Nuveen or (ii) by Nuveen on 60 days’ written notice to the Adviser and the Board. The New Sub-Advisory Agreement shall terminate immediately upon its assignment or upon termination of the Investment Management Agreement.

The New Sub-Advisory Agreement, if approved by shareholders, will provide that each party (the “Indemnifying Party”) agrees, at its expense, to defend, indemnify and hold the other party, its affiliates, officers, directors, employees and agents (collectively, the “Indemnified Parties”), harmless from any and all claims, demands, damages, costs, expenses, suits, actions, liabilities and losses (including, without limitation, reasonable attorneys’ fees and expenses) arising by virtue of, in connection with, or related to, the Indemnifying Party’s performance under the New Sub-Advisory Agreement or execution of the New Sub-Advisory Agreement, except as such claims, losses or damages may result from an Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. It also provides that the Indemnified Parties shall not be liable to the Indemnifying Party in connection with an Indemnified Party’s performance except as a result of such Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. The indemnification obligations shall survive the termination of the New Sub-Advisory Agreement.

The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read it. The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Nuveen is not approved by shareholders, the Board will consider other options, including retaining Nuveen or another sub-adviser with the requisite skills and experience under the terms of an interim sub-advisory agreement pursuant to Rule 15a-4 under the Investment Company Act or distributing a new or modified request for shareholder approval of a new sub-advisory agreement.

Terms of Prior and New Sub-Advisory Agreements

Comparison of Prior and New Sub-Advisory Agreements
Provision	Prior Sub-Advisory Agreement	New Sub-Advisory Agreement
Sub-advisory services	JHI will make non-discretionary recommendations for the investment and reinvestment of the Allocated Assets.	No changes.
Compensation

JHI receives:

•      0.75% on the first $500,000,000 of the Allocated Assets of the Fund net of any leverage or borrowing (the “Net Allocated Assets”)

•      0.60% on Net Allocated Assets between $500,000,001 and $1,000,000,000

•      0.50% on Net Allocated Assets at or above $1,000,000,001.

For the fiscal year ended December 31, 2024, JHI received $1,061,824.37 in sub-advisory fees from the Adviser.

Nuveen will receive a fee accrued daily and payable monthly in arrears, as follows:

•      0.35% on the first $250,000,000 of the Fund’s average daily Allocated Assets

•      0.30% on eligible Allocated Assets between $250,000,001 and $500,000,000

•      0.25% on eligible Allocated Assets at or above $500,000,001.

There will be no change to the investment advisory fees paid by the Fund. Fees payable to Nuveen will be paid by FCA from its investment advisory fee. The Fund will not pay Nuveen directly. As a result, there will be no impact on the fees paid by shareholders.

Limitation of liability

JHI shall not be liable to the Adviser or the Fund for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Fund or any of the Fund’s shareholders, in the absence of bad faith, willful misfeasance or gross negligence in the performance of JHI’s duties or obligations under the Prior Sub-Advisory Agreement, or by reason of JHI’s reckless disregard of its duties and obligations under the Prior Sub-Advisory Agreement. It also provides that each party (the “Indemnifying Party”) indemnify and hold harmless the other party from any against any loss, liability, cost, or expense which arise out of or are in connection with this Agreement, to the extent directly attributable to the Indemnifying Party’s bad faith, fraud, willful misconduct, gross negligence, or criminal wrongdoing.

Each party (the “Indemnifying Party”) agrees, at its expense, to defend, indemnify and hold the other party (collectively, the “Indemnified Parties”), its affiliates, officers, directors, employees and agents, harmless from any and all claims, demands, damages, costs, expenses, suits, actions, liabilities and losses (including, without limitation, reasonable attorneys’ fees and expenses) arising by virtue of, in connection with, or related to, the Indemnifying Party’s performance hereunder or execution hereof, except as such claims, losses or damages may result from the Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. It also provides that the Indemnified Party shall not be liable to the Indemnifying Party in connection with the Indemnified Party’s performance except as a result of such Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. The indemnification obligations shall survive the termination of the New Sub-Advisory Agreement.

Duration

Shall remain in effect for a period of two years from the date of its effectiveness and shall continue in effect for successive periods of one year, subject to annual approval by the Board or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Fund’s Independent Trustees.

No changes.
Termination	May be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Sub-Adviser, or by the Sub-Adviser on sixty (60) days’ written notice to the Fund. Both the Prior and New Sub-Advisory Agreements may be terminated immediately in the event of its assignment (as defined in the Investment Company Act) or in the event of a termination of the Investment Management Agreement.	No changes.

Interim Sub-Advisory Agreement

Because the Special Meeting did not occur before the effective date of the termination of the Prior Sub-Advisory Agreement, at the April Meeting, the Board approved the Interim Sub-Advisory Agreement in order to avoid disruption of the Fund’s investment management program. The Interim Sub-Advisory Agreement was approved pursuant to Rule 15a-4 under the Investment Company Act, which allows an adviser to provide investment management services pursuant to an interim advisory or sub-advisory agreement for up to 150 days while a fund seeks shareholder approval of a new agreement, subject to certain conditions. The terms of the Interim Sub-Advisory Agreement are substantially the same as those of the New Sub-Advisory Agreement, except for certain provisions that are required by law and the date and term of the agreement. The fees to be charged under the Interim Sub-Advisory Agreement are identical to the fees to be charged under the New Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement with the New Adviser will be effective May 15, 2025. If the New Sub-Advisory Agreement for the Fund is not approved within 150 days of the effective date of the Interim Sub-Advisory Agreement, the New Sub-Adviser will no longer provide sub-advisory services to FCA on behalf of the Fund, unless an extension of the 150-day period is permitted by a rule or interpretive position of the staff of the SEC. The Board in such case will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

The Interim Sub-Advisory Agreement will automatically terminate upon approval of the New Sub-Advisory Agreement by shareholders.

Information about Nuveen

Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, will serve as the Fund’s non-discretionary sub-adviser. Under the supervision of FCA, Nuveen will provide FCA with certain non-discretionary sub-advisory services related to the Fund’s investments in certain real estate securities and debt instruments.

Nuveen is a registered investment adviser and indirect wholly-owned subsidiary of Nuveen, LLC, located at 333 West Wacker Drive, Chicago, IL 60606, and an indirect wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”), located at 730 Third Avenue, New York, NY 10017. TIAA is a stock life insurance company organized under New York law that operates without profit by the terms of its charter. All of the outstanding stock of TIAA is held by the TIAA Board of Governors. TIAA Board of Governors is controlled by its members, who are normally seven natural persons who each serve seven-year terms. The members do not directly supervise TIAA management, but they elect the members of the TIAA Board of Trustees, which does exercise such supervision. Traditionally, the TIAA Chair and chief executive officer is a member of the Governors, but no other current member of the TIAA Board of Trustees is a Governor, so that the Board of Governors has independent oversight. The Governors fill vacancies on their own board by appointment. Governors come from diverse backgrounds, but many have strong connections with educational and/or business institutions.

The following table sets forth the principal executive officers and directors of Nuveen and their principal occupations. The business address of each such person is c/o Nuveen Asset Management, LLC, 333 West Wacker Drive, Chicago, IL 60606.

Name	Principal Occupation(s)
William T. Huffman	President
Stuart J. Cohen	Managing Director, Head of Legal
Jon M. Stevens	Senior Managing Director
Travis M. Pauley	Chief Compliance Officer
Megan E. Sendlak	Controller
Saira A. Malik	Executive Vice President

Factors Considered by the Trustees and their Recommendation

The Board of Trustees, including a majority of the Independent Trustees, considered and unanimously approved the New Sub-Advisory agreement at the April Meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Sub-Advisory Agreement.

In addition to the New Sub-Advisory Agreement, the Trustees also approved the Interim Sub-Advisory Agreement to be effective on or about May 15, 2025. The Trustees considered that the Prior Sub-Advisory Agreement with JHI will be terminated, consistent with its terms, effective on or before May 16, 2025. The Trustees considered that the New Sub-Advisory Agreement is subject to approval by both the Trustees and shareholders of the Fund and that, in order to obtain shareholder approval, the Fund must convene a shareholder meeting and, due to the time required to convene such a meeting, shareholder approval of the New Sub-Advisory Agreement would not occur until after the termination of the Prior Sub-Advisory Agreement. To avoid disruption of the Fund’s investment management program, the Trustees considered that the Interim Sub-Advisory Agreement will remain in effect until the first to occur of the approval of the New Sub-Advisory Agreement by shareholders or 150 days after the effective date of the Prior Sub-Advisory Agreement, unless sooner terminated by the Board or Nuveen. The Trustees considered that the Interim Sub-Advisory Agreement does not require separate approval by shareholders. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Sub-Advisory Agreement also apply to the Trustees’ consideration of the Interim Sub-Advisory Agreement, supplemented by consideration of the terms, nature and reason for the Interim Sub-Advisory Agreement.

In making the recommendation that shareholders vote for approval of the New Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services to be Provided. The Trustees considered the nature, extent and quality of services to be provided by Nuveen. They considered the experience and expertise of Nuveen, including its broad sub-advisory business and its extensive capabilities in real estate and, in particular, the CMBS sector. The Trustees considered Nuveen’s ability to scale to the Fund’s needs as the Fund strives towards meaningful growth. The Trustees concluded the nature, extent and quality of services to be provided by Nuveen to the Fund were satisfactory, and that there was a reasonable basis on which to conclude that the Fund is likely to benefit from the non-discretionary sub-advisory services to be provided by Nuveen under the New Sub-Advisory Agreement.

Investment Performance. The Trustees considered that while Nuveen has not managed accounts in the styles similar to those used to manage the Fund, and thus is unable to provide applicable performance information, the Trustees noted the experience of the portfolio managers at Nuveen who would be principally involved in providing non-discretionary sub-advisory services to the Fund. It was the consensus of the Trustees that it was reasonable to conclude that employing Nuveen would be in the best interests of the Fund.

Economies of Scale. At the April Meeting, the Trustees considered whether the Fund would benefit from economies of scale. The Trustees noted that the fee schedule in the investment management agreement does not include breakpoints and that the Fund has an expense limitation agreement in place. The Trustees noted that the fee schedule in the New Sub-Advisory Agreement includes breakpoints. The Trustees concluded that the Fund’s overall fee arrangement, which the Trustees review annually, reflects the ability to capture economies of scale.

Cost of Services. At the April Meeting, the Trustees considered the fees payable to Nuveen under the New Sub-Advisory Agreement. The Trustees considered that the Fund would not pay Nuveen directly and that all fees paid to Nuveen would be paid by FCA out of the fees paid to FCA under the terms of an investment management agreement. The Trustees noted that the sub-advisory fee will not affect the Fund’s expenses. In light of the foregoing, and in their business judgment, the Trustees found that the proposed sub-advisory fee appeared reasonable for the non-discretionary management of the Fund’s portfolio.

Profitability. The Trustees considered information concerning the costs to be incurred and profits expected to be realized by Nuveen. The Trustees determined that profits expected to be realized by Nuveen were not unreasonable.

Fall-out Benefits. The Trustees discussed direct or indirect “fall-out benefits” and concluded that the character and amount of potential fall-out benefits to Nuveen were consistent with the types of benefits generally derived by sub-advisers to funds.

Vote Required

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund, which means the lesser of: (1) the holders of 67% or more of the Shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund.

The Board recommends a vote “FOR” Proposal 1.

PROPOSAL 2

Election of Trustees

The Fund currently has four (4) trustees on its Board. The Fund’s Nominating and Corporate Governance Committee nominated the four current trustees to stand for election. If elected, each nominee will serve an indefinite term unless they resign or are removed in accordance with the Fund’s Declaration of Trust. The Board has no reason to believe that the persons named below will be unable or unwilling to serve, and such persons have consented to being named in this Proxy Statement and to serve if elected. These nominees, if elected, will constitute the entire Board of the Fund.

A shareholder can vote for or against any nominee. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee presented at the Special Meeting.

Information about the Trustee Nominees and Officers of the Fund

Certain information with respect to the nominees for election and the officers of the Fund is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment and certain trusteeships that each person holds, and the length of time served in such capacity with the Fund.

Trustee Independence

The Investment Company Act rules require that the Board consist of at least a majority of Independent Trustees. Under the Investment Company Act, in order for a trustee to be deemed independent, he or she, among other things, generally must not:

•	own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund;

•	be an officer, trustee or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons;

•	knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund;

•	be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or

•	have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund.

The Board, pursuant to the Investment Company Act and with advice of counsel to the Independent Trustees, has considered the independence of existing members of and nominees to the Board who are not employed by the Adviser, Nuveen, or Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), or any of their respective affiliates, and has concluded that Brien Biondi, Julie Cooling, and Jay Hummel are not “interested persons” of the Fund, the Adviser, the Sub-Adviser, or the Distributor, as defined by the Investment Company Act and therefore qualify as independent trustees under the standards promulgated by the Investment Company Act. Mr. Fisk, as a result of his position as Chief Executive Officer of the Fund and the Adviser has been deemed by the Board to be an “interested person,” and therefore does not qualify as an independent trustee. Mr. Fisk serves as the Chairman of the Board of the Fund and Mr. Biondi currently serves as the Lead Independent Trustee.

Independent Trustee Nominees

Name, Address,* Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee Nominee	Other Trusteeships held by Trustee During Last Five Years
Brien Biondi (1962)	Lead Independent Trustee	Since 2022	Chief Executive Officer, Campden Wealth, North America & The Institute for Private Investors (2016 - Present); Chief Executive Officer and Founder, The Biondi Group (2011 - Present)	1	Primark Meketa Private Equity Investments Trust; Meketa Infrastructure Fund; Forum Multifamily Real Estate Investment Trust, Inc.
Julie Cooling (1972)	Independent Trustee	Since 2022	Founder and Chief Executive Officer, RIA Channel, LLC (2005 – present).	1	N/A
Jay Hummel (1979)	Independent Trustee	Since 2025	Co-founder and Chief Executive Officer of Wealth Advisor Growth Network (2019 – present) and AiK2 Insurance Services (2021 - present)	1	Forum Multifamily Real Estate Investment Trust, Inc.; Compass CFO Solutions (2020 to 2021)

Interested Trustee Nominee

Darren Fisk (1974)	Chairman, Chief Executive Officer, and Interested Trustee	Since 2021	Founder and Chief Executive Officer of Forum Capital Advisors LLC (2018-present); Founder and Chief Executive Officer of Forum Real Estate Group (2007-present)	1	N/A

*	The address for each trustee listed above is 240 Saint Paul Street, Suite 400, Denver, CO 80206.
**	The term of office for each trustee listed above will continue indefinitely.
***	The term “Fund Complex” refers to all present and future funds advised by the Adviser or its affiliates.

Brien Biondi is a certified public accountant with a Masters of Business Administration. Since 2016, he has served as the Chief Executive Officer of Campden Wealth, North America, an independent family-owned business providing unrivaled knowledge, intelligence and connectivity for family businesses, family offices, and significant private investors worldwide. He has also served as the Chief Executive Officer of The Institute for Private Investors, a membership network for families of substantial wealth that provides investment education to ultra-high-net-worth families running sophisticated family offices, since 2016. Mr. Biondi also served as a principal of The Biondi Group since 2011. From 2009 to 2011, Mr. Biondi was the Chief Operating Officer of League Asset Corp., a private REIT based in Canada. From 2004 to 2007, he was the Executive Trustee of the Chief Executives’ Organization, and from 1997 to 2004 he was the Chief Executive Officer of Entrepreneurs Organization. From 1993 to 1997, he was the Trustee of Finance and Administration of World Presidents’ Organization. He was the Controller of the Archdiocese of Washington from 1988 to 1993 and was a Senior Accountant at KPMG from 1985 to 1988. Mr. Biondi has served on the board of trustees of Primark Meketa Private Equity Investments Fund, a registered closed-end investment company operating as an interval fund, since 2020. Mr. Biondi earned a Bachelor of Science in Business Administration from The American University in 1985 and a Masters of Business Administration from The College of William and Mary in 1997. We believe Mr. Biondi’s experience in the financial services industry, including board experience, qualifies him to serve as a member of our Board.

Julie Cooling has more than 25 years of experience in the financial services industry. She is the Founder and Chief Executive Officer of RIA Channel, LLC, a company she started as an extension of RIA Database (RIADatabase.com), a financial advisor data and software company she founded in 2005. Ms. Cooling began her career in 1994 as an Associate at SEI Investments. From 1996 to 1998, she was Vice President at Montgomery Asset Management. From 1998 to 2000, Ms. Cooling held multiple positions and was on the Board of Forward Funds (part of Webster Investment Management). Prior to launching RIA Database, she was with Amic Distribution Partners from 2001 to 2002. Julie graduated from Bucknell University with a degree in Economics and a minor in Finance in 1994. We believe Ms. Cooling’s experience in the financial services industry qualifies her to serve as a member of our Board.

Jay Hummel is the Co-Founder and Chief Executive Officer of Wealth Advisor Growth Network and AiK2 Insurance Services. Prior to this role, Mr. Hummel was Senior Vice President and Head of the Personal Financial Solutions Business at American Century Investments from 2016 to 2019, where he was responsible for strategic and operational leadership of the business unit, overseeing a stand-alone brokerage, direct mutual fund, private client and small business solutions, and the retail branch network. He also served as the Managing Director for Strategic Projects and Thought Leadership at Envestnet Inc. from 2014 to 2016. Previously, Mr. Hummel was the former President and Chief Operating Officer of Lenox Wealth Management, a Cincinnati-based multi-family office and started his career in accounting and consulting at Deloitte & Touche from 2000 to2006. Mr. Hummel was a former board member at Alliance Business Lending from 2011 to 2013, where he was Chair of the audit committee. He was also a board member at Compass CFO Solutions from 2020 to 2021. Hummel holds a B.B.A. and M.S. in Accounting from the University of Cincinnati. Mr. Hummel is a member of the board of directors due to his extensive business and financial experience, as well as the skills he gained during his active board service to a number of diverse organizations.

Darren Fisk, the Fund’s Chairman and Chief Executive Officer, is also the founder and Chief Executive Officer of the Adviser and Forum Real Estate Group Inc. (“FREG”). Mr. Fisk is responsible for the overall strategy and direction of both firms. He has over 20 years of experience in real estate and finance, with nearly 10 years at Johnson Capital Group prior to founding FREG. Mr. Fisk is a graduate of the University of Colorado-Boulder, where he received a Bachelor of Science degree in finance in 1997. Mr. Fisk is a member of the Fund’s Investment Committee. We believe Mr. Fisk’s experience in the financial services and commercial real estate industries qualifies him to serve as a member of our Board.

Officers

Name, Address,* Year of Birth	Position (Term of Office)**	Principal Occupation During the Past Five Years
Darren Fisk (1974)	Chairman, Chief Executive Officer, and Interested Trustee (since 2021)	Founder and Chief Executive Officer of Forum Capital Advisors LLC (2018-present); Founder and Chief Executive Officer of Forum Real Estate Group (2007-present)
Jay Miller (1966)	President (since 2023)	Chief Investment Officer, Forum Capital Advisors LLC (2023-present); Managing Director and Lead Portfolio Manager, DWS (2006-2023)
Derek Mullins (1973)	Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2021)	Managing Partner, PINE Advisor Solutions LLC (2018-present)
Peter Sattelmair (1977)	Assistant Treasurer (since 2022)	Director of PFO Services, Pine Advisor Solutions LLC (2021-present); Director of Fund Administration and Operations, Transamerica Asset Management (2014-2021)
Cory Gossard (1972)	Chief Compliance Officer (since 2021)	Managing Director, PINE Advisor Solutions LLC (2021-present); Interim Chief Compliance Officer, Vident Investment Advisory (2020), Chief Compliance Officer, SS&C ALPS (2014-2020)
Elizabeth Ryan (1980)	Secretary (since 2022)	General Counsel and Chief Compliance Officer, Forum Capital Advisors LLC (2022 – present); General Counsel and Chief Compliance Officer, Intrinsic Edge Capital Management (2019 – 2022); Senior Compliance Consultant, Simon Compliance (2018 – 2019).

*	The address for each officer listed above is 240 Saint Paul Street, Suite 400, Denver, CO 80206.
**	The term of office for each trustee listed above will continue indefinitely.

For information concerning Mr. Fisk’s background, see above.

Jay Miller, the Adviser’s Chief Investment Officer, oversees Forum Investment Group LLC’s real estate investment team, chairs the investment committees, and is responsible for driving the firm’s continued growth through multifamily equity and debt investment opportunities. He has over 30 years of real estate investment experience. Prior to joining Forum, he spent 16 years with DWS Group, a global asset management firm, where he was co-lead portfolio manager for the DWS flagship open-ended investment fund and, previously, lead portfolio manager for the firm’s value-add investment fund. Before that, Mr. Miller served as Executive Director, Corporate Solutions at JLL, a global real estate services firm. Mr. Miller was also an attorney with Orrick, Herrington & Sutcliffe LLP, an international law firm serving the technology, energy, and financial sectors, as well as Gordon & Rees, LLP. Mr. Miller holds a Bachelor of Arts degree in English & Religious Studies from the University of Virginia and a Juris Doctorate from Washington and Lee University School of Law.

Derek Mullins is the Fund’s Chief Financial Officer and has over 20 years of experience in the asset management industry. He currently serves as Co-Founder and Managing Partner of PINE Advisor Solutions LLC, a financial services firm specializing in outsourced CFO, compliance and operations support services to asset managers. PINE currently services multiple investment advisers and its employees serve as officers for registered open and closed-end funds. Previously, he was the Trustee of Operations for ArrowMark Partners, a $20 billion diversified asset management firm. Mr. Mullins also served as the Chief Financial Officer of Meridian Fund, Inc., an Investment Company Act registered mutual fund family. Mr. Mullins was responsible for the management of the financial and tax operations for ArrowMark’s investment products. He had oversight over all the firm’s service providers, including fund administrators, custodians and prime brokers, transfer agents, legal counsel, independent auditors and tax professionals. Mr. Mullins received a B.A. and an M.A. in Finance from the University of Colorado.

Peter Sattelmair is the Fund’s Assistant Treasurer and has over 20 years of experience in the asset management industry. He currently serves as Director of CFO Services for PINE Advisor Solutions LLC, a financial services firm specializing in outsourced CFO, compliance and operations support services to asset managers. PINE currently services multiple investment advisers and its employees serve as officers for registered open and closed-end funds. Previously, Mr. Sattelmair was the Director of Fund Operations for Transamerica Asset Management and served as Assistant Treasurer for registered funds with assets under management in excess of $80 billion. Previously, he worked at State Street Bank in various fund accounting and fund administration roles. Mr. Sattelmair earned his Bachelor of Science in Business Management from the University of Massachusetts, Dartmouth.

Cory Gossard is the Fund’s Chief Compliance Officer and also currently serves as Trustee of Regulatory Compliance at PINE Advisor Solutions. Mr. Gossard joined PINE Advisor Solutions in April 2021. Mr. Gossard has over 25 years of compliance and asset management experience. Prior to joining PINE, Mr. Gossard was the Chief Compliance Officer for SS&C ALPS overseeing all of the compliance and operational functions for the fund services business. He also served as the Chief Compliance Officer for SPDR S&P 500 ETF Trust, DJIA ETF Trust and SPDR S&P MidCap 400 ETF Trust. Prior to his time at SS&C ALPS, Mr. Gossard held senior leadership positions with Citibank. Mr. Gossard received a B.A. in Business Administration from Heidelberg University. He currently holds a Series 7 license and is a Certified Anti-Money Laundering Specialist.

Elizabeth Ryan, the Adviser’s Chief Compliance Officer & General Counsel, advises on investment structuring, terms, and coordinates day-to-day transactional, and compliance matters to ensure the firm adheres to all pertinent laws and regulations. Prior to joining Forum, she was General Counsel & Chief Compliance Officer at Intrinsic Edge Capital Management where she was the company’s first General Counsel and responsible for all legal, compliance, day-to-day transactional matters, and insurance programs. Before that, she served as Senior Compliance Consultant at Simon Compliance; Assistant Vice President – Legal & Compliance at Grosvenor Capital Management; and Associate Attorney at William G. Clark Jr. & Associates, Ltd. Ms. Ryan holds a B.A. from University of Dayton and Juris Doctor from DePaul University College of Law.

Corporate Governance - Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the Audit Committee and the Nominating and Corporate Governance Committee, both of which have been established by the Board to handle certain designated responsibilities. The Board has designated a chair of each of the Audit Committee and the Nominating and Corporate Governance Committee. Subject to applicable laws, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The Board has an Audit Committee that consists exclusively of Independent Trustees. The Audit Committee operates pursuant to a charter adopted by the Board and is responsible for overseeing the accounting and financial reporting policies and processes of the Fund and its internal control over financial reporting; overseeing the integrity of the Fund’s financial statements and the independent audit thereof; overseeing or, as appropriate, assisting Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; approving the engagement of the Fund’s independent registered public accounting firm and, in connection therewith and on an ongoing basis, to review, oversee and evaluate the qualifications, independence and performance of the Fund’s independent accountants; preparing an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in a Fund proxy statement (if and as applicable); and acting as a liaison between the Fund’s independent accountants and the full Board. The members of the Audit Committee are Messrs. Biondi and Hummel and Ms. Cooling, each of whom is an Independent Trustee, with Mr. Biondi serving as the chairman. The Board has determined that Mr. Biondi is an “audit committee financial expert” as defined under SEC rules. The Audit Committee charter is attached hereto as Exhibit B. During the last fiscal year, the Audit Committee held three (3) committee meetings.

Nominating and Corporate Governance Committee. The Board has a Nominating and Corporate Governance Committee (the “NCGC”) that consists exclusively of Independent Trustees. The NCGC operates pursuant to a charter adopted by the Board and is primarily responsible for considering and evaluating the structure, composition and operation of the Board, evaluating and recommending individuals to serve on the Board, and considering and making recommendations relating to the compensation of Independent Trustees. The NCGC will consider shareholders’ proposed nominations for Trustee. The members of the NCGC are Messrs. Biondi and Hummel and Ms. Cooling, each of whom is an Independent Trustee, with Ms. Cooling serving as chair. The NCGC charter is attached hereto as Exhibit C. During the last fiscal year, the NCGC held three (3) committee meetings.

Corporate Governance - Fund Committees

Valuation Committee. The Board has designated FCA to manage and implement the day-to-day valuation of the Fund’s investments, in accordance with Pricing and Fair Valuation Policies and Procedures adopted by FCA and Approved by the Board (the “Valuation Procedures”). In addition, pursuant to Rule 2a-5 under the Investment Company Act, the Board has designated FCA as the Valuation Designee to make fair value determinations for all of the Fund’s investments for which market quotations are not readily available. The Valuation Designee conducts the valuation of the Fund’s investments at all times consistent with U.S. generally accepted accounting principles (“GAAP”) and the Investment Company Act and pursuant to the Valuation Procedures. The Valuation Designee has established a Valuation Committee, which assists in carrying out the valuation of Fund holdings and performs fair value determinations pursuant to the standards and procedures set forth in the Valuation Procedures.

Investment Committee. The Board has established an Investment Committee to oversee the Fund’s transactions, management, policies, and guidelines, including establishment of benchmarks and review of the Fund’s investment performance. The Investment Committee also provides oversight on investment risk management, policies, and guidelines, as well as consideration of new or materials proposed investments. None of the members of the Investment Committee has sole discretionary investment decision-making authority. The Investment Committee meets on a regular basis to discuss the overall strategic and investment objectives of the Fund and has the following responsibilities:

•	Oversee and periodically review the performance of the Fund’s investments, including the impact on the Fund’s investment policies and guidelines, subject to the oversight of the Board;

•	Periodically review the structure, approach, and effectiveness of the Fund’s investment functions, including the performance of, and allocation of responsibilities between, Fund personnel, any sub-adviser, and third-party service providers, as applicable; and

•	Establish appropriate policies and procedures for the surveillance and monitoring of investments, including Workout investments.

The Investment Committee consists of the following members:

Name, Year of Birth	Principal Occupation During the Past Five Years
Darren Fisk (1974)	Founder and Chief Executive Officer of Forum Capital Advisors LLC.
Jay Miller (1966)	Chief Investment Officer, Forum Capital Advisors LLC (since 2023); Lead Portfolio Manager at DWS Group (2006 – 2023).
Pat Brophy (1965)	Portfolio Manager, Forum Capital Advisors LLC since May 2021; Manager, Global Real Estate Strategy at Janus Capital Management LLC (2005 – 2021).
Tom McCahill (1955)	Managing Partner – Structured Finance Group, FCA since May 2021; Executive Vice President, Structured Finance at EverWest Real Estate Investors, LLC (2013 – 2021).
John Kerschner (1967)	Head of U.S. Securitized Products at JHI since 2010.(1)
Jason Brooks (1978)	Portfolio Manager, at JHI since 2012.(1)

(1)	Effective May 16, 2025, Messrs. Kerschner and Brooks will step down from the Investment Committee.

For information concerning Messrs. Fisk and Miller’s background, see above.

Pat Brophy has been the Fund’s Portfolio Manager since April 2021 and is responsible for day-to-day management of the Fund’s investment portfolio. He has nearly 30 years of wide-ranging experience in real estate and financial services. Prior to joining the Adviser, Mr. Brophy managed the Global Real Estate Strategy at the Janus Capital Management, LLC, the predecessor to Janus Henderson. Prior to joining Janus Henderson in 2005, he was a Principal/Partner at THK Associates, Inc., a Denver-based market economics and land-planning firm. His expertise is in economic analysis, real estate valuation, property development and acquisition strategies. He received his B.A. in history from Dartmouth College.

Tom McCahill is Managing Partner — Structured Finance Group at the Adviser, where he oversees all operations for the Adviser’s Structured Finance department. Mr. McCahill has over 36 years of experience in commercial real estate, where he has been a pioneer in the subordinate debt sector and has invested over $2.5 billion in mezzanine, B Notes and preferred equity. Prior to joining Forum, Mr. McCahill was Executive Vice President, Structured Finance at EverWest Real Estate Investors, LLC (“EverWest”), an institutional real estate investment management firm based in Denver, Colorado. Prior to joining EverWest, Mr. McCahill was a Managing Director at Pearlmark Real Estate Partners and Chief Executive Officer and President of MONY Realty Capital. Mr. McCahill received both his B.S. in economics and his M.S. in Real Estate Finance from the University of Wisconsin.

John Kerschner is the Head of U.S. Securitized Products and a portfolio manager at the Sub-Adviser. In his role as Head of U.S. Securitized Products, Mr. Kerschner primarily focuses on mortgage-backed securities and other structured products. Prior to joining JHI in 2010, Mr. Kerschner was director of portfolio management at BBW Capital Advisors. Before that, he worked for Woodbourne Investment Management, where he was global head of credit investing. Mr. Kerschner began his career at Smith Breeden Associates as an assistant portfolio manager and was promoted several times over 12 years, becoming a principal, senior portfolio manager and director of the ABS-CDO group. Mr. Kerschner received his B.A. in biology from Yale University, graduating cum laude. He earned his M.B.A. from Duke University, Fuqua School of Business, where he was designated a Fuqua Scholar. Mr. Kerschner holds the Chartered Financial Analyst designation and has 34 years of financial industry experience.

Jason Brooks is a Portfolio Manager at JHI, responsible for managing the firm’s commercial real estate debt strategies. Additionally, he is a Securitized Products Analyst acting as sector portfolio manager for the US commercial mortgage asset exposure across global fixed income funds, with a focus on CMBS, as well as certain ABS coverage. Prior to joining JHI in 2012, he was a director, CMBS research at TIAA-CREF, where he led the firm’s CMBS research effort and was responsible for all aspects of due diligence relating to security selection. Mr. Brooks also served in other CMBS-focused research roles at both TIAA-CREF and Gramercy Capital Corp. Mr. Brooks received his Bachelor of Business Administration degree in finance from the College of William and Mary and his MBA with a focus on real estate finance from Fordham University Graduate School of Business. He has 22 years of financial industry experience.

Trustee Beneficial Ownership Table

The following table indicates the dollar range of equity securities that each Trustee Nominee beneficially owns in the Fund as of the date hereof.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Darren Fisk	Over $100,000	Over $100,000
Brien Biondi	$10,001 – $50,000	$10,001 – $50,000
Julie Cooling	None	None
Jay Hummel	None	None

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days.
(2)	To calculate the dollar range of the beneficially owned securities, the securities were valued on April 28, 2025 in accordance with the Fund’s Valuation Procedures.

Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, the New Sub-Adviser, and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Declaration of Trust. The Board is currently composed of four Trustees, three of whom are Independent Trustees. During the last fiscal year, the Board held four regularly scheduled meetings and three special meetings, for a total of seven Board meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel prior to and/or during each quarterly Board meeting. As described above, the Board has established an Audit Committee and an NCGC and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board as a whole is responsible for identifying, evaluating and recommending nominees to serve as trustees of the Fund. The Board has established the NCGC to select and nominate candidates for election to the Board, including identifying, as necessary, new candidates who are qualified to serve as trustees of the Fund and recommending to the Board the candidates for election to the Board. The NCGC will consider candidates recommended by shareholders provided such recommendations are presented with appropriate material to allow the NCGC to evaluate the candidate consistent with the guidelines set forth in the NCGC charter. Each person nominated to serve as a trustee should:

•	Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others.

•	Be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee.

•	Possess substantial and significant experience which would be of value to the Fund in the performance of the duties of a trustee.

•	Have sufficient time available to devote to the affairs of the Fund in order to carry out the responsibilities of a trustee.

Board Leadership Structure

Darren Fisk is the Chairman of the Board. Under the Declaration of Trust and Bylaws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. The Board has designated Brien Biondi as the Lead Independent Trustee. As Lead Independent Trustee, Mr. Biondi is responsible for coordinating the activities of the other Independent Trustees and for such other duties as are assigned, from time to time, by our Board. Additionally, under certain Investment Company Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session at least quarterly.

Mr. Fisk has been deemed by the Board to be an interested person of the Fund by virtue of his ownership interests in and senior management roles at the Adviser and/or its affiliates. The Independent Trustees have also appointed a Lead Independent Trustee and believe that this leadership structure is appropriate in light of the potential conflicts of interest that could arise from these relationships. The Board has determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund.

Board’s Role in Risk Oversight

The Board has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Communication with the Board

Shareholders with questions about the Fund are encouraged to contact the Fund. Shareholders may communicate with the Fund or its Board by mailing their communications to Forum Real Estate Income Fund, c/o Chief Compliance Officer, 240 Saint Paul Street, Suite 400, Denver, CO 80206. All shareholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Compensation of Trustees

The following table sets forth information regarding the compensation received by the Trustees and executive officers for the Fund for the fiscal year ended December 31, 2024. No compensation is paid to the interested trustee or the officers by the Fund. For their service as Trustees, beginning January 1, 2025 each Independent Trustee will receive from the Fund a retainer fee of $40,000 per year, as well as reimbursement for out-of-pocket expenses incurred in connection with attendance at Board meetings.

Compensation Table

Name and Position	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(3)
Interested Trustees
Darren Fisk	None	None	None	None
Independent Trustees
Brien Biondi	$35,000	None	None	$35,000
Julie Cooling	$35,000	None	None	$35,000
Raleigh Peters(4)	$35,000	None	None	$35,000
Jay Hummel(5)	None	None	None	None

(1)	Prior to January 1, 2025, for their services as Trustee, each Independent Trustee received from the Fund a retainer fee of $35,000.
(2)	The Fund does not have a bonus, profit sharing or retirement plan, and trustees do not receive any pension or retirement benefits.
(3)	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.
(4)	Mr. Peters resigned as an Independent Trustee effective April 2, 2025.
(5)	Mr. Hummel was appointed as an Independent Trustee effective April 29, 2025.

Vote Required

This proposal requires a plurality of the voting securities of the Fund. This means, for election of each Trustee, that the nominee for election receiving more votes than any other nominee for election will be elected as a Trustee. As there are four Board seats and four nominees for election as a trustee, each nominee will receive a plurality of the votes cast if there are any votes cast in favor of his or her election as Trustee.

The Board recommends a vote “FOR” each nominee to serve as a Trustee, as set forth in this Proposal 2.

Additional Information

Independent Registered Public Accountant

The Investment Company Act requires that the Fund’s independent registered public accounting firm be selected by a majority of the Independent Trustees. One of the purposes of the Audit Committee is to recommend to the Board the selection, retention or termination of the independent registered public accounting firm for the Fund. The Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2024 was CohnReznick LLP (“CohnReznick”). At its meeting held on February 19, 2025, the Fund’s Audit Committee recommended and the Board, including a majority of the Independent Trustees, approved the selection of CohnReznick as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Audit Committee and the Board have discussed with CohnReznick the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. They have concluded that CohnReznick is independent as required by applicable rules of the PCAOB. In connection with their determination, CohnReznick has advised the Fund that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Fund or its affiliates. Additionally, the Audit Committee has received the written disclosures and the letter from CohnReznick required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence.

	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Audit Fees(1)	$84,000	$80,850
Audit-Related Fees(2)	$6,300	$-
Tax Fees(3)	$-	$-
All Other Fees(4)	$-	$-

(1)	Relates services associated with the audit of our financial statements and audit of our internal controls over financial reporting.
(2)	Relates to services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)	Relates to tax services, including tax compliance, tax advice and tax planning.
(4)	Relates to services that are not included in audit fees, audit-related fees, and tax fees.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves CohnReznick’s engagements for audit and non-audit services to the Fund or the Fund’s Adviser. Pre-approval considerations include whether the proposed services are compatible with maintaining CohnReznick’s independence. All of the services described above were pre-approved by the Audit Committee. No services described above were approved by the Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by CohnReznick to the Fund’s Adviser and any entity controlling, controlled by, or under common control with the Fund’s Adviser that were not required to be pre-approved by the Audit Committee is compatible with maintaining CohnReznick’s independence.

Based on the discussions and reviews mentioned above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report required by Section 30(e) of the Investment Company Act and Rule 30d-1 thereunder for the last fiscal year for filing with the SEC.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon request to the Fund at 240 Saint Paul Street, Suite 400, Denver, CO 80206, or by calling UMB Fund Services toll-free at 888-267-1456.

Service Providers

Forum Capital Advisors, LLC serves as the Fund’s investment adviser, Janus Henderson Investments US, LLC currently serves as the Fund’s non-discretionary sub-adviser and, effective May 15, 2025, Nuveen will act as the Fund’s non-discretionary sub-adviser pursuant to an interim sub-advisory agreement. UMB Fund Services, Inc. is the Fund’s administrator, transfer agent and dividend paying agent, and PINE Advisor Solutions, LLC provides the Fund with an outsourced principal financial officer and chief compliance officer, as well as related finance and compliance services. The Adviser is located at 240 Saint Paul Street, Suite 400, Denver, CO 80206. JHI is located at 151 Detroit Street, Denver, CO 80206 and Nuveen is located at 333 West Wacker Drive, Chicago, IL 60606. UMB Fund Services, Inc. is located at 235 W Galena Street, Milwaukee, WI 53212-3948225. PINE Advisor Solutions, LLC is located at 501 S Cherry St Suite 610, Denver, CO 80246.

UMB Bank, N.A., with its principal place of business located at 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106, serves as Custodian for the securities and cash of the Fund’s portfolio.

Foreside Fund Services, LLC, with its principal place of business located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s distributor.

Shares Outstanding

As of the Record Date, 26,513,518.8640 shares of the Fund were issued and outstanding and entitled to vote on the proposal.

Security Ownership of Certain Beneficial Owners and Management

The Fund’s trustees are divided into two groups—interested trustees and independent trustees. Interested trustees are “interested persons” of the Fund, as defined in the Investment Company Act.

The following table sets forth, as of April 28, 2025, certain ownership information with respect to the Fund’s common shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common shares and the beneficial ownership of each current trustee, the nominees for trustee, the Fund’s executive officers, and the executive officers and trustees as a group.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of a Fund’s common shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common shares he or she beneficially owns and has the same address as the Fund. The Fund’s address is 240 Saint Paul Street, Suite 400, Denver, CO 80206.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(2)
5% or more holders
N/A	-	-
Interested Trustees
Darren Fisk(3)	312,373.979	1.18%
Independent Trustees
Jay Hummel	-	-
Brien Biondi	3,253.796	0.01%
Julie Cooling	-	-
Executive Officers
Jay Miller
Elizabeth Ryan	3,250.658	0.01%
Derek Mullins	-	-
Peter Sattelmair	-	-
Cory Gossard	-	-
Executive officers and trustees as a group(4)	318,878.433	1.2%

*	Represents less than one percent
(1)	The business address of each trustee and executive officer of the Fund is c/o Forum Real Estate Income Fund, 240 Saint Paul Street, Suite 400, Denver, CO 80206.
(2)	Based on a total of 26,513,518.8640 shares of the Fund’s common shares issued and outstanding as of April 28, 2025.
(3)	Mr. Fisk also serves as the Chief Executive Officer of the Fund.
(4)	As of April 28, 2025, certain trustees and officers and members of the Investment Committee collectively owned 1.2% of the Fund but no individual trustee, officer or member of the Investment Committee owned 5% or more of the outstanding shares of the Fund.

Required Vote

Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund, which means the lesser of: (1) the holders of 67% or more of the Shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Shares of the Fund. Abstentions will have the effect of a “vote withheld” on Proposal 1.

Proposal 2 requires a plurality of the voting securities of the Fund. This means, for election of a trustee, that a nominee for election receiving more votes than any other nominee for election will be elected as a trustee. As there are four Board seats and four nominees for election as a trustee, each nominee will receive a plurality of the votes cast if there are any votes cast in favor of his or her election as trustee.

A “broker non-vote” occurs when shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal.

You may revoke your consent at any time prior to the deadline for the receipt of written consents. You may revoke your consent by written notice to the Secretary of the Fund or submitting a revised consent.

Shareholders do not have dissenters’ rights of appraisal in connection with the Proposals. If sufficient consents are not obtained to approve the Proposals, the Board will consider what other action is appropriate and in the best interests of shareholders.

Method and Cost of Proxy Solicitation

When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to Computershare by the Fund, then a representative can record your instructions over the phone.

Proxies will be solicited by the Fund primarily by mail. The solicitation may also include telephone, facsimile, Internet or oral communication by certain officers or employees of the Fund, the Adviser or UMB Fund Services, Inc. (the Fund’s administrator and transfer agent), who will not be paid for these services. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction.

The Fund and FCA will share equally in the costs of the proxy solicitation and related legal costs. The Fund estimates that the cost of printing and mailing the Proxy Statement, soliciting shareholder votes and conducting the meeting will be approximately $58,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, the trustees and executive officers, and any persons holding more than 10% of a Fund’s common stock, are required to report their beneficial ownership and any changes therein to the SEC and to the Company.

Based on written representations of such persons and on copies of reports that have been filed with the SEC, the Fund believes that, for the fiscal year ended December 31, 2024, all filing requirements applicable to such persons were complied with, except that a Form 5 for the fiscal year ended December 31, 2024 was not filed on a timely basis for Elizabeth Ryan due to an administrative error. The delinquent Form 5 was filed on April 16, 2025.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of its annual report to any shareholder upon request. Requests should be directed to Forum Real Estate Income Fund, c/o Secretary, 240 Saint Paul Street, Suite 400, Denver, CO 80206 or by calling 888-267-1456 or sending an email to investorrelations@forumig.com.

Future Meetings; Shareholder Proposals

The Fund is generally not required to hold annual meetings of shareholders, and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the Investment Company Act or the Fund’s Declaration of Trust and Bylaws. As such, the Fund has no policy regarding Board members' attendance at annual meetings of security holders. By observing this practice, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings. A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Delaware law.

By Order of the Board of Trustees,

/s/ Elizabeth Ryan
Elizabeth Ryan
Secretary

ATTACHMENT A

SUB-ADVISORY
AGREEMENT

THIS AGREEMENT (the “Agreement”) made as of this [ ] day of [ ], 2025 by and between Forum Capital Advisors LLC, a Delaware limited liability company with its principal place of business at 240 Saint Paul Street, Suite 400, Denver, CO 80206 (the “Adviser”), and Nuveen Asset Management, LLC, a Delaware limited liability company with its principal place of business at 333 West Wacker Drive, Chicago, IL 60606 (the “Sub-Adviser”).

WITNESSETH:

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser has entered into an Amended and Restated Investment Management Agreement dated August 1, 2022 (the “Management Agreement”) with Forum Real Estate Income Fund (the “Fund”), a Delaware statutory trust;

WHEREAS, pursuant to Section 11 of the Management Agreement and subject to the approval, direction and control of the Fund’s Board of Trustees (the “Board” or the “Trustees”), the Adviser may carry out any of its obligations under the Management Agreement by employing one or more Sub-Advisers who are registered as investment advisers pursuant to the Advisers Act;

WHEREAS, the Sub-Adviser is a registered investment adviser under the Advisers Act, and engages in the business of providing investment management services to a wide variety of clients, including registered investment companies and unregistered pooled investment vehicles;

WHEREAS, the Adviser, subject to the approval of the Board desires to retain the Sub-Adviser to render non-discretionary investment recommendations and other services to the Fund, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.	Duties of the Sub-Adviser.

(a)	Subject to the direction and control of the Adviser and oversight of the Board, the Sub-Adviser shall make recommendations for the investment and reinvestment of the portion of securities and other assets of the Fund allocated by the Adviser to the Sub-Adviser (the “Allocated Assets”), including the purchase, retention and disposition of the Allocated Assets, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), the standards applicable to the Fund to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), the Investment Objective and Portfolio Parameters attached as Exhibit A, and applicable law, regulations and interpretations and exemptions from the foregoing and subject to the following:

(i)	After the Sub-Adviser makes the investment recommendation to the Adviser, the Adviser shall approve or reject the recommendation. If approved, Sub-Adviser will have the power to effect the transaction on behalf of the Fund, as further described below. The Sub-Adviser will not have investment discretion or have custody or control with respect to the Adviser, the Fund or the Allocated Assets. The Adviser and Sub-Adviser acknowledge that Sub-Adviser’s services to the Fund, including but not limited to its investment advice and recommendations, are non-discretionary. For the avoidance of doubt, the Sub-Adviser’s knowledge and responsibilities are limited to the Allocated Assets, and not the Fund as a whole.

(ii)	The Sub-Adviser shall with respect to the Allocated Assets:

(a)	Obtain and evaluate such information and advice relating to the economy, securities markets, and securities and other investments as it deems necessary or useful to discharge its duties hereunder; and

(b)	Make purchase and sale recommendations to the Adviser regarding the Allocated Assets.

(iii)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund’s Amended and Restated Declaration of Trust and By-Laws, each as may be modified, amended or supplemented from time to time, the Prospectus, the instructions and directions of the Adviser and of the Board, the then-current terms and conditions of any exemptive and no-action relief granted to or relied upon by the Fund, and the Fund’s policies and procedures, as applicable. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any such documents as applicable and amendments, modifications or supplements to any such above-mentioned documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall also comply in all material respects with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Advisers Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time. In this regard, the Sub-Adviser represents that it has adopted and implemented and will maintain in accordance with Rule 206(4)-7 under the Advisers Act, policies and procedures reasonably designed to (a) prevent violation by the Sub-Adviser and its supervised persons (as such term is defined by the Advisers Act) of the Advisers Act and the rules thereunder; and (b) to the extent that the Sub-Adviser’s activities or services could affect the Fund, to prevent violation of the federal securities laws (as such term is defined in Rule 38a-1 under the 1940 Act) by the Fund and the Sub-Adviser. Further, the Sub- Adviser shall maintain a disaster recovery and business continuity plan that is in accordance with applicable law and within industry standards.

(iv)	The Sub-Adviser will place orders with or through such persons, brokers or dealers chosen by the Sub-Adviser to seek best execution under the circumstances in conformity with all federal securities law, subject to any limitations as the Board or the Adviser may direct in writing from time to time. The Sub-Adviser may open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable and appropriate. Subject to the obtaining the best price and execution reasonably available and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), the Sub-Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to direct Adviser-approved portfolio transactions to a broker that is an affiliated person of the Adviser, Sub-Adviser or the Fund in accordance with such standards and procedures as may be approved by the Board in accordance with the 1940 Act and any applicable rules promulgated by the Securities and Exchange Commission (the “SEC”). The Sub-Adviser shall not divert the Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund or any other registered investment company. In effecting transactions, the Sub-Adviser, to the extent consistent with its fiduciary duties and as permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a fair and reasonable result and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions take, with respect to the Fund. The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.

(v)	The Sub-Adviser shall assist the Adviser and any other relevant service provider in connection with any securities lending activities by the Fund.

(vi)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Allocated Assets required by Rule 31a-1 under the 1940 Act and preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act. The Sub-Adviser shall timely furnish to the Adviser all information reasonably requested by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.

(vii)	The Sub-Adviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund. The Sub-Adviser shall not hold, or have custody of, any asset of the Fund (or the Fund’s documents of title, if any) on behalf of the Fund or the Adviser. The Sub-Adviser will also provide the Adviser with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws or regulations as may be reasonably requested.

(viii)	The Sub-Adviser shall, when explicitly directed by the Adviser or the Board and consistent with the best interests of the Fund, be responsible for exercising all rights of security holders with respect to securities held by the Fund, including but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering exchanging or redeeming securities. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Sub-Adviser’s proxy voting guidelines. The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations. If the Adviser chooses to be responsible for voting any proxies for the Fund, the Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

(ix)	The Sub-Adviser shall maintain books and records with respect to the Fund’s investment transactions and keep the Adviser fully informed on an ongoing basis of all material facts concerning the Sub-Adviser and its key investment personnel providing services to the Fund. The Sub-Adviser shall furnish to the Adviser or the Board regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request; and the Sub-Adviser will attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Allocated Assets that is required to be filed by the Adviser or the Fund or sent to shareholders under the federal securities laws (including the rules adopted thereunder) or any exemptive or other relief from the SEC on which the Adviser or the Fund relies.

(x)	The Sub-Adviser shall monitor the Allocated Assets owned by the Fund and, in accordance with procedures established by the Board, as amended from time to time, and in conjunction with the Adviser, promptly notify the Adviser and the Fund’s Fund Accounting Agent of Allocated Assets that the Sub-Adviser believes should be fair valued in accordance with the Fund’s Valuation Procedures. The Sub-Adviser will provide reasonable assistance in determining the fair value of the Allocated Assets, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for which market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

(xi)	The Sub-Adviser shall provide reasonable assistance to the Adviser in the preparation of any regulatory filings and required disclosures relating to the Fund, as requested by the Adviser from time to time. The Sub-Adviser will promptly notify the Adviser if it becomes aware of any material misstatement or omission in the Fund’s registration statement, as amended and/or supplemented from time to time, with respect to matters relating to the Sub-Adviser.

(xii)	The Fund agrees that any entity or person associated with Adviser or Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund that is permitted by Section 11(a) of the Exchange Act, and the Fund consents to the retention of compensation for such transactions.

2.	Duties of the Adviser. The Adviser shall have responsibility for all services to be provided to the Fund pursuant to its Advisory Agreement with the Fund, including without limitation overseeing:

(a)	regulatory filings made by the Fund;

(b)	Fund compliance;

(c)	custody of Fund assets;

(d)	transfer agency in Fund shares;

(e)	Fund administration matters; and

(f)	Fund distribution activities.

The Adviser shall also oversee the Sub-Adviser’s provision of services under this Agreement.

3.	Compensation. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A hereto. To the extent applicable, the Sub-Adviser fee will be accrued daily, payable monthly in arrears, and calculated by applying the applicable annual fee rate specified in Schedule A, divided by the number of days in the year, to the Fund’s daily net value of Allocated Assets. The Sub-Adviser may, in its full discretion, waive a portion of its fee, as permitted by law and agreed by the Adviser. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

4.	Expenses. Each of the Adviser and Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for it to perform its duties under this Agreement and administrative facilities, including bookkeeping, and all equipment necessary for the fulfillment of its responsibilities under this Agreement.

5.	Liability and Indemnification. Each Party (the “Indemnifying Party”) agrees, at its expense, to defend, indemnify and hold the other Party, its affiliates, officers, directors, employees and agents (collectively, the “Indemnified Parties”), harmless from any and all claims, demands, damages, costs, expenses, suits, actions, liabilities and losses (including, without limitation, reasonable attorneys’ fees and expenses) arising by virtue of, in connection with, or related to, the Indemnifying Party’s performance hereunder or execution hereof, except as such claims, losses or damages may result from the Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. In no event shall either Party be liable to the other Party for any special, consequential or punitive damages arising under or related to this Agreement. The Indemnified Party shall not be liable to the Indemnifying Party in connection with the Indemnified Party’s performance or execution hereof except as a result of such Indemnified Party’s gross negligence, bad faith, willful misconduct or reckless disregard of its duties. No compromise or settlement by the Indemnifying Party of any action or proceeding related to the transaction contemplated hereby shall be effective unless it also contains an unconditional release of the Indemnified Party except to the extent related to the gross negligence, bad faith, willful misconduct or reckless disregard of its duties of the Indemnified Party. Notwithstanding anything to the contrary herein, the indemnification obligations under this paragraph shall survive the termination of this Agreement.

6.	Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act, including any actions taken by the SEC to place any restrictions on, or suspend, reject or revoke any approval, quota or license that may be necessary or appropriate for a Fund’s operations or investment strategies, as set forth in the Fund’s registration statement, and as otherwise may reasonably be requested by the Adviser; or has commenced proceedings or an investigation that may result in any of these actions. The Sub-Adviser will promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Fund, the Sub-Adviser (as it relates to Sub-Adviser’s duties hereunder or anything that would materially impact Sub-Adviser discharging its duties hereunder) or any of the aforementioned approvals, licenses or quotas and provide such information as reasonably requested by the Adviser regarding such matters;

(c)	The Sub-Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Sub-Adviser to the Fund and to perform the services described under this Agreement;

(d)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(e)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(f)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage; and

(g)	The Sub-Adviser is not an affiliated person of any depositary bank for any Depositary Receipts held by the Fund, except a depositary bank that is deemed to be affiliated solely because the Fund owns greater than 5% of the outstanding voting securities of such depositary bank.

7.	Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

(a)	The Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Adviser will immediately notify the Sub-Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act;

(c)	The Adviser is fully authorized under all applicable law to enter into this Agreement and serve as Adviser to the Fund and to perform the services described under this Agreement;

(d)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(e)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(f)	This Agreement is a valid and binding agreement of the Adviser; and

(g)	The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.	Duration and Termination.

(a)	Duration. This Agreement, unless sooner terminated as provided herein, shall become effective upon its execution and continue for two years after its initial effectiveness and thereafter for successive periods of one year for so long as such continuance thereafter is specifically approved at least annually:

(i)	by the vote of a majority of those Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, and (b) by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

(i)	By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Sub-Adviser upon sixty (60) days’ written notice to the Adviser and the Board.

(iii)	By any party, to take effect immediately upon written notice to the other party, in the event that:

(A)	the license, approval, quota, authorization or consent held by any of the other parties which is required for the performance of its obligations under this Agreement or as described in Paragraph 1(a), is rejected, revoked, restricted, terminated or suspended;

(B)	any of the parties commits a material breach of this Agreement, which such material breach has not been cured by the breaching party within thirty (30) days from the date of notice from the other party of such material breach;

(C)	any step is taken with a view to the winding up, bankruptcy or administration of any party;

(D)	any adverse finding is made in respect of, or official sanction imposed on, any other party by any relevant regulatory authority which would be likely to affect its ability to perform its obligations under this Agreement; or

(E)	a relevant regulatory authority has held, or is likely to hold, any other party to be in breach of any regulatory or other duties in relation to this Agreement.

This Agreement may be terminated immediately in the event of breach of Section 9 - Confidentiality of this Agreement, in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Fund. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act or any rules or interpretations of the SEC or its staff thereunder. For absence of doubt, the parties acknowledge that the Adviser may transfer, assign, convey and delegate its rights and obligations under this Agreement to a wholly-owned subsidiary or other affiliate of the Adviser if and to the extent that such transfer, assignment, conveyance and delegation would not result in an actual change of control or management, and that, in accordance with Rule 2a-6 under the 1940 Act, such transfer, assignment, conveyance and delegation would not constitute an “assignment” for purposes of this Section 8.

9.	Confidentiality. Except as otherwise set forth in this Agreement or any other agreement between the parties, each party shall keep the Confidential Information of the other party secret and confidential and shall use such Confidential Information only in accordance with the terms of this Agreement, and shall not (without the prior written consent of the other party) disclose any part of that Confidential Information to any person other than to its designated person who is mutually agreed by both parties in advance for getting access to that Confidential Information in order for the parties to perform their obligations or receive the benefit of rights under this Agreement except for the regulatory requests made to the Adviser and the Sub-Adviser arising from the applicable laws, including any demand of any regulatory or taxing authority having jurisdiction, except that a party shall notify the other party prior to providing information in response to such a request or demand so as to allow the party to which the Confidential Information relates to respond appropriately. For the purpose of this Agreement, “Confidential Information” means in relation to any party all nonpublic confidential and proprietary information (whether such information is in oral or written form or is recorded in any other medium) about or pertaining to any business initiatives or evaluation of any future business initiative, or the business of that party which it disclosed to the other party or its employee, or which is acquired by or otherwise comes to the knowledge of the other party or its employee in connection with this Agreement or any future exchange of information between the parties (including the performance by a party of its obligations hereunder). It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Fund, the Fund’s service providers, the Board, or such persons as the Adviser, subject to the Sub-Adviser’s written consent, may designate in connection with the Fund. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser in connection with its obligation to provide investment advice and other services to the Fund. Except as required by applicable law or regulation, the terms of this Agreement, all non-public information pertaining to the establishment and on-going operation of the Fund and the actions of the Sub-Adviser and the Fund in respect thereof shall be considered as “Confidential Information.” Notwithstanding anything to the contrary herein, the confidentiality obligations under this paragraph shall survive the termination of this Agreement.

10.	Exclusivity. The services of the Adviser and Sub-Adviser are not to be deemed exclusive, and the Adviser and Sub-Adviser and their directors, officers, employees and affiliates shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor of the Adviser and Fund.

11.	Supplemental Arrangements. The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require approval of an advisory agreement pursuant to Section 15 of the 1940 Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser.

12.	Use of Name. The Sub-Adviser grants the Adviser use of the Sub-Adviser’s name(s), derivatives, logos, trademarks, service marks or trade names in connection with certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets, fund name and related materials, including advertising and marketing materials for the Fund. Such grant will be revoked as to future use as soon as this Agreement is terminated.

13.	Amendments. This Agreement may be amended by mutual written consent, subject to approval by the Board and Fund shareholders to the extent and in the manner required by the 1940 Act. No material amendment of this Agreement shall be effective until approved, if applicable, in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff.

14.	Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

16.	Fund and Shareholder Liability. The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Amended and Restated Declaration of Trust and agrees that any claims against or liabilities of the Fund shall be limited in all cases to the Fund and its assets, and if the claim or liability relates to one or more of the Fund, they shall be limited to the respective assets of that Fund. The Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Fund.

17.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Forum Capital Advisors LLC
240 Saint Paul Street, Suite 400
Denver, CO 80206
Attn: Legal / Compliance
Phone: (303) 501-8880
Email: legal@forumig.com

To the Sub-Adviser at:	Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago IL 60606
Attn: Legal Department
Email: stuart.cohen@nuveen.com

With copy to:
dl_gcsamericasinstitutionalclientservices@nuveen.com
samira.fogarty@nuveen.com
jack.allen@nuveen.com

18.	Third Party Beneficiaries. The Sub-Adviser acknowledges that the Fund is a third-party beneficiary of this Agreement and that the Fund shall have the full right to enforce any and all provisions of this Agreement for its benefit and to pursue any breach of any provision of this Agreement or for any loss, damage, claim, liability arising due to any act or omission to the same extent as if the Fund itself were a party to this Agreement. For the avoidance of doubt, shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, this Agreement. To the maximum extent permitted by law, this Agreement is not intended to create in any individual shareholder or group of shareholders of the Fund any right to enforce this Agreement or to seek any remedy under this Agreement, either directly or on behalf of the Fund.

19.	Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

20.	Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Each such counterpart shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. This Agreement shall be deemed executed by both parties when any one or more counterparts hereof or thereof, individually or taken together, bears the original, scanned or facsimile signatures of each of the parties.

21.	Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

[Signature Page Follows]

ADVISER:	SUB-ADVISER:

Forum Capital Advisors LLC	Nuveen Asset Management, LLC

By:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

FEES

Allocated Assets Tiers	Annual Sub-Adviser Fee Rate
First $250,000,000	0.35%
Next $250,000,000	0.30%
Over $500,000,000	0.25%

EXHIBIT A

INVESTMENT OBJECTIVE AND PORTFOLIO PARAMETERS

Investment Objective

The Investment Strategy seeks to achieve a high level of income by investing in a portfolio of real estate debt securities.

Portfolio Parameters

1.	Eligible Investments
o	Fixed income and listed equity securities including but not limited to:
•	Commercial Mortgage-Backed Securities
•	Preferred shares of publicly listed REITs
•	US Treasury Securities
•	ETF’s and Mutual Funds
o	Cash and cash equivalents
o	Other types of investments may be deemed eligible as instructed in writing by Forum

2.	Credit Quality
o	Eligible investments will not be subject to ratings constraints or criteria

A-1

EXHIBIT B

FORUM REAL ESTATE INCOME FUND
AUDIT COMMITTEE CHARTER

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of Forum Real Estate Income Fund (the “Fund”) shall consist of a minimum of two Trustees of the Fund, appointed by the Board of Trustees of the Fund:

(a)	no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”) and each member shall meet any applicable independence requirements of any national securities exchange or market quotation system on which Fund shares are or become listed or quoted;

(b)	no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Trustees or any committee thereof);

(c)	at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)	at least one member must have accounting or related financial management expertise as the Board of Trustees interprets such qualification in its business judgment.

The Board of Trustees shall determine (i) annually if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) biennially whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

The Board expects each Audit Committee member to attend at least one educational session covering audit-related topics per year.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial reporting policies and processes of the Fund and its internal control over financial reporting;

(b)	to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve the engagement of the Fund’s independent registered public accounting firm (“independent accountants”) and, in connection therewith and on an ongoing basis, to review, oversee and evaluate the qualifications, independence and performance of the Fund’s independent accountants;

(e)	to prepare an Audit Committee report as required by rules promulgated by the Securities and Exchange Commission to be included in a Fund proxy statement (if and as applicable); and

(f)	to act as a liaison between the Fund’s independent accountants and the full Board.

The Committee will also function as the Trust’s Qualified Legal Compliance Committee pursuant to the Fund’s Qualified Legal Compliance Committee Policy and Procedures.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund’s financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by any department of Forum Capital Advisors LLC (the “Investment Adviser”) relating to the financial condition of the Fund. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Trustees and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Trustees have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Trustee is not a member; and (4) representations made by management as to any information technology and other non- audit services provided by the independent accountants to the Fund. “Management” means the Fund’s investment adviser or administrator, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)	to undertake, when deemed appropriate by the Board and on behalf of the Board, the process for evaluating alternate or additional independent accounting firms to do all or some of the work being performed by the independent accounting firm(s) then serving as independent accountants for the Funds;

(c)	to terminate, as appropriate, the independent accountants;

(d)	to monitor the independence and capabilities of the independent accountants;

(e)	to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(f)	to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser, administrator or any entity controlling, controlled by, or under common control with the investment adviser or the administrator (adviser/administrator affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(g)	to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h)	to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(i)	to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(j)	to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser, administrator or any adviser/administrator affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(k)	to recommend to the Board of Trustees the appointment of the Fund’s principal accounting officer and principal financial officer, if any;

(l)	to review with the independent accountants the arrangements for and scope of the annual audit and any special audits; the personnel, staffing, qualifications and experience of the independent accountants, including any specialized knowledge or skill needed to perform the audits; any significant changes to the planned audit strategy or identified risks; and any significant issues that the independent accountants discussed with management in connection with their appointment or retention;

(m)	to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements, including any significant changes to the planned audit strategy or identified risks; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(n)	to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s interim financial statements, with Fund management and the Fund’s independent accountants, including the significant assumptions underlying highly subjective estimates and any accounting adjustments arising from the audit that were noted or proposed by the independent accountants but were not implemented (as immaterial or otherwise); reviewing the Fund’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to review the independent accountants’ opinion on the Fund’s financial statements; and to review any matters relating to the other information in documents containing the audited financial statements of the Fund;

(o)	to review with the independent accountants all matters required to be communicated to the Audit Committee by the independent accountants including, but not limited to: (a) the results of the most recent inspection of the independent accountants by the Public Company Accounting Oversight Board (“PCAOB”), including the independent accountants’ response to any identified accounting deficiencies; (b) any complaints or concerns regarding accounting or auditing matters that have come to the attention of the independent accountants; (c) the detection of fraud or illegal acts; (d) any violations or possible violations of laws or regulations; (e) any significant issues or other contentious matters for which the independent accountants have consulted outside the engagement team; (f) any disagreements or difficulties with management; (g) any significant transactions that are outside the ordinary course of business or otherwise appear to be unusual; (h) any significant accounting policies in controversial areas or areas for which there is a lack of authoritative guidance or diversity in practice; (i) any consultations by management with other accountants, information about other accounting firms or other persons performing audit procedures, and the basis upon which the independent accountants can serve as principal auditor if significant parts of the audit will be performed by other auditors; and (j) any other matters required to be discussed pursuant to all applicable PCAOB or other applicable standards or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

(p)	to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants and/or management, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices and any judgments made in connection with the preparation of the financial statements), any matters of concern relating to the Fund’s financial statements, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(q)	to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(r)	to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures for financial reporting;

(s)	to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(t)	to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(u)	to review, periodically, reports to the Audit Committee regarding findings by any department of the Investment Adviser relating to the financial condition of the Fund;

(v)	to investigate, or initiate an investigation, when the Committee deems it necessary, of reports (which may be submitted confidentially and anonymously) of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(w)	to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions;

(x)	to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(y)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality- control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund, the Fund’s investment adviser, administrator and affiliates thereof;

(z)	to review the hiring policies and procedures, if any, for the investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(aa)	to report the Committee’s activities and conclusions on a regular basis to the Board of Trustees and to make such recommendations as the Committee deems necessary or appropriate;

(bb)	to annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(cc)	to evaluate annually the performance of the Audit Committee; and

(dd)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

To the extent permitted by the Fund’s Declaration of Trust and By-laws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser or administrator and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

The majority of the members of the Committee will constitute a quorum for the transaction of business, and an act of a majority of the members of the Committee present at a meeting at which there is a quorum will be an act of the Committee. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: August 25, 2022

EXHIBIT C

FORUM REAL ESTATE INCOME FUND

NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE CHARTER

CHARTER

I.	Membership and Purposes

The Nominating and Governance Committee (the “Committee”) of Forum Real Estate Income Fund (the “Fund”) shall be composed solely of members of the Board of Trustees of the Fund (“Board”) who are not “interested persons” of the Fund (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder. The Governance Committee shall consist of at least three Independent Trustees selected by the Board.

The primary purposes of the Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board, and to consider and make recommendations relating to the compensation of Independent Trustees.

II.	Responsibilities of the Committee

The responsibilities of the Committee of the Fund include:

•	Recommending to the Board of Trustees of the Fund the slate of nominees for Independent Trustees to be elected (including any Trustees to be elected to fill vacancies). The Committee will evaluate candidates’ qualifications for Board membership and their independence from management and principal service providers in terms of both the letter and the spirit of the 1940 Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund’s investment adviser or service providers.

•	Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent or Interested) whom the Committee anticipates recommending to the Board of Trustees for service on the Board. The Committee will not consider any candidate for an Independent Trustee who is a close family member of an employee, officer or interested Trustee of the Fund or its affiliates.

•	Reviewing the independence of Independent Trustees then serving on the Fund Board. An otherwise Independent Trustee who served as an officer or director of the Fund’s investment adviser, principal underwriter or any affiliate thereof will not be deemed independent, unless two years have elapsed since he or she severed all such affiliations. No close family member of an employee, officer or interested Trustee of the Fund or its affiliates will be deemed independent. No person who receives, or who in the preceding two years has received, any consulting, advisory or similar fee from the Fund’s advisor or any affiliate thereof, will be deemed independent.

•	Recommending, as appropriate, to the Board the Independent Trustees to be selected for membership on the various Board Committees. The Committee will review the composition of each Board Committee annually in the fourth quarter or more frequently, as needed.

•	Reviewing the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•	Reporting biennially to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.[1]

•	Assisting the Board Chair with the development of Board meeting agendas.

•	Reviewing each Trustee’s beneficial investment in Fund shares. Each Independent Trustee is encouraged to maintain, either directly, beneficially or through the deferred compensation plan, investments in the Fund that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Fund. Under ordinary circumstances, new Independent Trustees will have two years to comply with this policy.

•	Being available to assist the Board of Trustees in evaluating the quality of Trustee participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Trustee automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen- month period, in (1) three consecutive regularly scheduled meetings of the Board or (2) four meetings of the Board.

•	Recommending to the Board a successor to the Board Chair prior to the expiration of a term or when a vacancy occurs.

•	Developing an annual education calendar that details the topics to be addressed in the Board’s quarterly education sessions. The educational calendar for a year will be presented to the full Board at its last quarterly meeting of the prior year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

[1]	Audit Committee Financial Experts were last designated March 2022. This Committee will review this designation every year ending in an even number.

•	Annually monitoring the attendance by each Independent Trustee at educational seminars, conferences or similar meetings. The Board expects each Independent Trustee to attend at least one such meeting per year. Any Independent Trustee who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before incurring expenses in connection with that educational seminar, conference or meeting.

•	Developing and conducting orientation sessions for any new Independent Trustees before or shortly after the new Trustee joins the Board.

•	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•	Reviewing, at least annually, the Board’s adherence to industry “recommended practices.”

•	Reviewing, at least annually, and overseeing the performance of outside counsel to the Fund and of counsel to the Independent Trustees, including fees and expenses.

•	Undertaking, when deemed appropriate by the Board and on behalf of the Board, the process for evaluating law firms to serve as counsel to the Independent Trustees, and coordinating as appropriate with management the process for evaluating law firms to serve as Fund counsel.

•	Reviewing compliance with the policy encouraging Independent Trustees to provide, when feasible, at least six months’ notice before resigning from the Board.

•	Reviewing Trustee compliance with the requirement that a Trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75.

•	Reviewing and making recommendations to the Board of Trustees concerning Independent Trustee compensation and expenses, including:

–	annual fees;

–	supplemental compensation for Committee service;

–	supplemental compensation for serving as a Committee Chair;

–	Board or Committee meeting attendance fees;

–	daily service fees or per diem amounts; and

–	expense reimbursement.

•	Annually reviewing and, as appropriate, recommending changes to its Charter.

III.	Process for Review of Possible Conflicts

From time to time, an Independent Trustee may be asked to serve on the board of a company or investment vehicle or may otherwise have an opportunity to be involved in the financial services industry or with a company or group that is involved with the financial services industry. Subject to confidentiality considerations, such Trustee will notify the Chair of the Committee and Independent Trustees’ counsel as promptly as possible if any of these situations should arise. The Committee Chair will work with counsel to coordinate appropriate communications with management, the Board Chair and the Committee. At the conclusion of this process (and during the process, as appropriate), the Committee Chair will communicate with the Trustee. For purposes of this paragraph, “involvement with the financial services industry” includes any public pronouncements (whether written or oral) pertaining to any aspect of the industry (including, but not limited to, investments, fees, administrative matters and governance practices).

IV.	External Communications

Independent Trustees should refrain from all communications with the media or otherwise relating to the Board, the Fund, and the Fund’s investment adviser (or its affiliates). Trustees should refer all communications to the Board Chair or counsel to the Independent Trustees. “Communications” for purposes of this paragraph means all forms of communications (written or oral) and includes, but is not limited to, interactions with the media, professional or academic publications and organizations and/or all forms of social media. Only the Board and Nominating and Governance Committee Chairs can make exceptions to this policy, after consulting with counsel to the Independent Trustees.

V.	Meetings of the Committee

The Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings as circumstances require.

The majority of the members of the Committee will constitute a quorum for the transaction of business, and an act of a majority of the members of the Committee present at a meeting at which there is a quorum will be an act of the Committee. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: August 25, 2022

EXHIBIT D

Form of Proxy Card

FORUM REAL ESTATE INCOME FUND

PO Box 43131

Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following website:

www.meetnow.global/MN2QFRN

on June 20, 2025

at 10:00 a.m. Mountain Time.

To participate in the Virtual Meeting,
enter the 14-digit control number

from the shaded box on this card.

Please detach at perforation before mailing.

PROXY	FORUM REAL ESTATE INCOME FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 20, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Jay Miller and Elizabeth Ryan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Forum Real Estate Income Fund (the “Fund”), a Delaware statutory trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held in a virtual-only format at the following website: www.meetnow.global/MN2QFRN, on June 20, 2025, at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Special Meeting enter the 14-digit control number from the shaded box on this card when prompted on the website. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying proxy statement and hereby instructs said attorneys and proxies to vote his, her or its shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted “FOR” Proposal 1 and “FOR” each nominee for trustee and in the discretion of the proxies upon such other business as may properly come before the Special Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

FOR_34492_042225

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholder to be held virtually on June 20, 2025. The virtual meeting will be accessible at the following link:

www.meetnow.global/MN2QFRN.

The Notice of Special Meeting, Proxy Statement and Proxy Card are available at:

https://www.proxy-direct.com/for-34492

Please detach at perforation before mailing.

If no specific instructions are provided, this proxy will be voted “FOR” Proposal 1 and “FOR” each nominee for trustee and in the discretion of the proxies upon such other business as may properly come before the Special Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” EACH NOMINEE FOR TRUSTEE.

		FOR	AGAINST	ABSTAIN
1.	To approve a proposed non-discretionary sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Fund’s discretionary adviser, Forum Capital Advisors LLC (“FCA” or the “Adviser”), and Nuveen Asset Management, LLC (“Nuveen” or the “New Sub-Adviser”). Under the terms of the New Sub-Advisory Agreement, Nuveen will provide non-discretionary sub-advisory services to FCA, on behalf of the Fund.	☐	☐	☐

2.	Election of Trustees:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

01. Brien Biondi	☐	☐	☐	03. Jay Hummel	☐	☐	☐

02. Julie Cooling	☐	☐	☐	04. Darren Fisk	☐	☐	☐

3.       Any other business that may properly come before the Special Meeting or any postponement or adjournment of the Special Meeting.

Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) ─ Please print date below signature within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep

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